Investor	Nancy Christal	Media	Carolyn Castel
Contact:	Senior Vice President	Contact:	Vice President
	Investor Relations		Corporate Communications
	914 722-4704		401 770-5717

FOR IMMEDIATE RELEASE

CVS Health Corporation Commences Exchange Offers and Consent Solicitations

WOONSOCKET, RI, September 22, 2015 – CVS Health Corporation (“CVS Health”, NYSE:CVS) announced today that is has commenced (A) private exchange offers (“Exchange Offers”) to Eligible Holders (as defined below) to exchange new 4.75% Senior Notes due 2022 (the “New CVS Health 2022 Notes”) and new 5.00% Senior Notes due 2024 (the “New CVS Health 2024 Notes” and, together with the New CVS Health 2022 Notes, the “New CVS Health Notes”), in each case issued by CVS Health, and cash payments for the 4.75% Senior Notes due 2022 (the “Existing Omnicare 2022 Notes”) and the 5.00% Senior Notes due 2024 (the “Existing Omnicare 2024 Notes” and, together with the Existing Omnicare 2022 Notes, the “Existing Omnicare Notes”), in each case issued by Omnicare, Inc. (“Omnicare”), which was recently acquired by CVS Health, and (B) a solicitation of consents (the “Consent Solicitations”) from Eligible Holders of Existing Omnicare Notes to proposed amendments that would eliminate substantially all restrictive covenants and certain events of default and other provisions of the indentures under which such Existing Omnicare Notes were issued (the “Proposed Amendments”).
The consent of the Eligible Holders of a majority of the aggregate principal amount of the Existing Omnicare Notes outstanding of both series will be required in order to approve the Proposed Amendments for each series (the “Requisite Consents”). If the Requisite Consents are only obtained in respect of one series of Existing Omnicare Notes, CVS Health may, in its sole discretion, waive the requirement that the Requisite Consents be obtained in respect of both series of Existing Omnicare Notes and adopt the Proposed Amendments and consummate the Exchange Offer only in respect of such series of Existing Omnicare Notes for which Requisite Consents have been received.
Each Exchange Offer and Consent Solicitation will expire at 11:59 p.m., New York City time, on October 20, 2015, unless extended (as it may be extended, the “Expiration Date”).
For each $1,000 principal amount of Existing Omnicare Notes validly tendered at or prior to 5:00 p.m., New York City time, on October 5, 2015, unless extended (as it may be extended, the “Early Tender Date”) and not validly withdrawn, Eligible Holders of Existing Omnicare Notes will be eligible to receive the applicable total exchange consideration set out in the table below (the “Total Exchange Consideration”), which includes the applicable early tender premium set out in such table (the “Early Tender Premium”), on the Early Settlement Date, which is expected to be October 9, 2015.
For each $1,000 principal amount of Existing Omnicare Notes validly tendered after the Early Tender Date but prior to the Expiration Date and not validly withdrawn, Eligible Holders of Existing Omnicare Notes will be eligible to receive only the applicable Exchange Consideration set out in the table below.

Title of Series	CUSIP Number	Principal Amount Outstanding	Exchange Consideration(1)	Early Tender Premium(1)	Total Exchange Consideration(1)(2)
4.75% Senior Notes due 2022	681904AS7	$400,000,000	$970 principal amount of New CVS Health 2022 Notes and $2.50 in cash	$30 principal amount of New CVS Health 2022 Notes	$1,000 principal amount of New CVS Health 2022 Notes and $2.50 in cash
5.00% Senior Notes due 2024	681904AT5	$300,000,000	$970 principal amount of New CVS Health 2024 Notes and $2.50 in cash	$30 principal amount of New CVS Health 2024 Notes	$1,000 principal amount of New CVS Health 2024 Notes and $2.50 in cash

(1) For each $1,000 principal amount of Existing Omnicare Notes, subject to any rounding as described in the Offering Memorandum (as defined below).
(2) Includes Early Tender Premium.

The New CVS Health Notes delivered in exchange for validly tendered Existing Omnicare Notes will bear interest from (and including) the most recent interest payment date on the Existing Omnicare Notes. No cash interest will be paid in connection with the Exchange Offers with respect to the Existing Omnicare Notes tendered for exchange in the Exchange Offers.
Tenders of Existing Omnicare Notes may be validly withdrawn at any time on or prior to 5:00 p.m., New York City time, on October 5, 2015, unless extended, except in certain limited circumstances as set forth in a confidential offering memorandum and consent solicitation statement dated September 22, 2015 (the “Offering Memorandum”).
The consummation of the Exchange Offers is subject to, and conditional upon, the satisfaction or, where permitted, waiver of certain conditions discussed in the Offering Memorandum.
The New CVS Health Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any other applicable securities laws and, unless so registered, the New CVS Health Notes may not be offered, sold, pledged or otherwise transferred within the United States or to or for the account or benefit of any U.S. person, except pursuant to an exemption from the registration requirements of the Securities Act. Accordingly, the Exchange Offers will only be made (i) to qualified institutional buyers pursuant to Rule 144A under the Securities Act and (ii) to non-U.S. persons outside the United States in reliance on Regulation S under the Securities Act (collectively, “Eligible Holders”).
The complete terms and conditions of the Exchange Offers and the Consent Solicitations, as well as the terms of the New CVS Health Notes, are set forth in the Offering Memorandum and a related letter of transmittal and consent. The Offering Memorandum and related letter of transmittal and consent will only be made available to holders who complete an eligibility letter confirming their status as Eligible Holders. Holders of Existing Omnicare Notes who wish to receive a copy of the eligibility letter for the Exchange Offers may contact D.F. King & Co., Inc. toll free at (800) 814-9324, (212) 269-5550 (banks and brokerage firms) or at www.dfking.com/Omnicare.
This press release does not constitute an offer to sell or a solicitation of any offer to buy any securities, nor shall there be any sale of any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This press release is being issued pursuant to Rule 135c under the Securities Act.
About CVS Health
CVS Health (NYSE: CVS) is a pharmacy innovation company helping people on their path to better health. Through its more than 7,800 retail drugstores, nearly 1,000 walk-in medical clinics, a leading pharmacy benefits manager with more than 70 million plan members, and expanding specialty pharmacy services, CVS Health enables people, businesses and communities to manage health in more effective ways. This unique integrated model increases access to quality care, delivers better health outcomes and lowers overall health care costs.
Cautionary Statement Concerning Forward Looking Statements
This release contains certain “forward looking statements” within the meaning of the federal securities laws. In addition, the Company and its representatives may, from time to time, make written or verbal forward looking statements, including statements contained in the Company’s filings with the SEC and in its reports to stockholders, press releases, webcasts, conference calls, meetings and other communications. Generally, the inclusion of the words “believe,” “expect,” “intend,” “estimate,” “project,” “anticipate,” “will,” “should” and similar expressions identify statements that constitute forward looking statements. All statements addressing operating performance of CVS Health or any subsidiary, events or developments that the Company expects or anticipates will occur in the future, including statements relating to corporate strategy; revenue growth; earnings or earnings per common share growth; adjusted earnings or adjusted earnings per common share growth; free cash flow; debt ratings; inventory levels; inventory turn and loss rates; store development; relocations and new market entries; retail pharmacy business, sales trends and operations; pharmacy business management business, sales trends and operations; the Company’s ability to attract or retain customers and clients; Medicare Part D competitive bidding, enrollment and operations; new product development; and the impact of industry developments, as well as statements expressing optimism or pessimism about future operating results or events, are forward looking statements within the meaning of the federal securities laws.
The forward looking statements are and will be based upon management’s then current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements. The Company undertakes no obligation to update or revise any forward looking statements, whether as a result of new information, future events, or otherwise.

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